UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2017

ONCOGENEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-80623	95-4343413
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19820 North Creek Parkway Bothell, Washington	98011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 686-1500

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

As previously announced, OncoGenex Pharmaceuticals, Inc. (“OncoGenex”), Ash Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of OncoGenex (“Merger Sub 1”), Ash Acquisition Sub 2, Inc., a Delaware corporation and a wholly owned subsidiary of OncoGenex (“Merger Sub 2”), and Achieve Life Science, Inc., a Delaware corporation (“Achieve”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, among other things, and subject to approval by the stockholders of OncoGenex and Achieve, Merger Sub 1 will merge with and into Achieve (the “First Merger”), with Achieve becoming a wholly-owned subsidiary of OncoGenex and the surviving corporation of the First Merger (the “Initial Surviving Corporation”) and promptly following the First Merger, the Initial Surviving Corporation shall merge with and into Merger Sub 2 (the “Second Merger” and together with the First Merger, the “Merger”) with Merger Sub 2 continuing as the surviving entity in the Second Merger as a direct wholly owned subsidiary of OncoGenex.

Item 1.01	Entry into a Material Definitive Agreement.

Section 9.1(b) of the Merger Agreement previously provided that the Merger Agreement could be terminated by either OncoGenex or Achieve prior to the First Merger if the Merger was not consummated by July 31, 2017, subject to certain exceptions. As a result of the mutual agreement of OncoGenex and Achieve, on July 19, 2017, Section 9.1(b) of the Merger Agreement was amended to provide that the Merger Agreement can be terminated by either OncoGenex or Achieve prior to the First Merger if the Merger is not consummated by August 31, 2017, subject to certain exceptions.

The amendment to the Merger Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

Additional Information for Stockholders

The following information supplements the Proxy Statement/Prospectus/Information Statement of OncoGenex and Achieve filed by OncoGenex pursuant to Rule 424(b) with the Securities and Exchange Commission on June 13, 2017 (the “Proxy Statement/Prospectus/Information Statement”) relating to the Merger of OncoGenex and Achieve, and should be read in conjunction with the Proxy Statement/Prospectus/Information Statement. Capitalized terms not defined here are defined in the Proxy Statement/Prospectus/Information Statement.

Update on Background of the Merger (beginning on page 81 of the Proxy

Statement/Prospectus/Information Statement)

Page 97 of the Proxy Statement/Prospectus/Information Statement is supplemented as follows:

During the fourth quarter of 2016 and early January 2017, Mr. Cormack, Ms. Griffin and Mr. Stewart discussed the executive management of the combined company. They believed that Mr. Stewart should serve as the Chief Executive Officer of the combined company due to his prior executive experience at public companies and historical knowledge and experience advancing the development of cytisine; Dr. Clarke should serve as the Chief Scientific Officer of the combined company due to his deep knowledge and understanding of cytisine; Dr. Jacobs should serve as the Chief Medical Officer of the combined company due to her extensive experience advancing product candidates through clinical trials and her deep knowledge and understanding of apatorsen; and Mr. Bencich should serve as the Chief Financial Officer of the combined company due to his extensive experience serving as the chief financial officer of public life science companies.

Update on Certain Financial Forecasts of OncoGenex Utilized in Connection with the Merger (beginning on page 102 of the Proxy Statement/Prospectus/Information Statement)

Page 103 of the Proxy Statement/Prospectus/Information Statement is supplemented as follows:

OncoGenex also provided MTS Securities with non-POS adjusted free cash flow projections of OncoGenex, which were materially consistent with the non-POS adjusted net income (loss) projections. With respect to projected cash flows related to an apatorsen partnership, OncoGenex management assumed, based on their experience, (a) milestone payments of: (i) no upfront payment and $5.0 million payment upon Phase 3 completion in 2020; (ii) $12.0 million payment upon receipt of FDA approval in 2021; and (iii) $8.0 million payment upon receipt of EMA approval in 2021; and (b) royalty rates of: (i) 16% of sales up to $250.0 million; (ii) 18% of sales between $250.0 million and $500.0 million; (iii) 20% of sales between $500.0 million and $750.0 million; and (iv) 22% of sales above $750.0 million.

Update on Certain Financial Forecasts of Achieve Utilized in Connection with the Merger (beginning on page 104 of the Proxy Statement/Prospectus/Information Statement)

Page 105 of the Proxy Statement/Prospectus/Information Statement is supplemented as follows:

OncoGenex also provided MTS Securities with POS adjusted and non-POS adjusted free cash flow projections of Achieve, which were materially consistent with the POS adjusted and non- POS adjusted net income (loss) projections.

Contingent Value Rights Issuance

As previously announced and as described further in the Proxy Statement/Prospectus/Information Statement, OncoGenex will issue contingent value rights (“CVRs”) to existing OncoGenex stockholders prior to the completion of the First Merger. One CVR will be issued for each share of OncoGenex common stock outstanding as of the record date for such issuance. OncoGenex’s Board of Directors set July 27, 2017 as the record date for the issuance of CVRs, and expects to issue the CVRs on July 31, 2017.

Item 9.01 Financial Statements and Exhibits.

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER

This communication is being made in respect of the proposed merger involving OncoGenex Pharmaceuticals, Inc. and Achieve Life Science, Inc. OncoGenex filed a registration statement on Form S-4 (File No. 333-216961) with the SEC, which contains a proxy statement/prospectus/information statement, and plans to file with the SEC other documents regarding the proposed transaction. The registration statement was declared effective on June 13, 2017. The final proxy statement/prospectus/information statement was sent to the stockholders of OncoGenex and Achieve. The final proxy statement/prospectus/information statement contains information about OncoGenex, Achieve, the proposed merger and related matters. STOCKHOLDERS ARE URGED TO READ THE FINAL PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER

AND RELATED MATTERS. In addition to receiving the final proxy statement/prospectus/information statement and proxy card by mail, stockholders are also able to obtain the final proxy statement/prospectus/information statement, as well as other filings containing information about OncoGenex, without charge, from the SEC’s website (http://www.sec.gov) or, without charge, by directing a written request to: OncoGenex Pharmaceuticals, Inc., 19820 North Creek Parkway, Suite 201, Bothell, WA 98011, Attention: Investor Relations or to Achieve Life Science, Inc., 30 Sunnyside Avenue, Mill Valley, CA 94941, Attention: Rick Stewart.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN SOLICITATION

OncoGenex and its executive officers and directors may be deemed to be participants in the solicitation of proxies from OncoGenex’s stockholders with respect to the matters relating to the proposed merger. Achieve and its officers and directors may also be deemed a participant in such solicitation. Information regarding interests that OncoGenex, Achieve and the executive officers or directors of OncoGenex or Achieve have in the proposed merger is set forth in the final proxy statement/prospectus/information statement that OncoGenex filed with the SEC on June 13, 2017 in connection with its stockholder vote on matters relating to the proposed merger. Additional information regarding OncoGenex’s executive officers and directors is available in OncoGenex’s proxy statement on Schedule 14A, filed with the SEC on April 21, 2016. Stockholders are able to obtain this information by reading the final proxy statement/prospectus/information statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.

Date: July 19, 2017	/s/ John Bencich
John Bencich
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Agreement and Plan of Merger and Reorganization, dated July 19, 2017, by and among OncoGenex Pharmaceuticals, Inc., Ash Acquisition Sub, Inc., Ash Acquisition Sub 2, Inc. and Achieve Life Science, Inc.

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